Regulatory Matters (Notes)	12 Months Ended
Dec. 31, 2020
Schedule of Regulatory Assets and Liabilities [Text Block]	Regulatory Matters
DP&L ESP and SEET Proceedings
Ohio law requires utilities to file either an ESP or MRO plan to establish SSO rates. From November 1, 2017 through December 18, 2019, DP&L operated pursuant to an approved ESP plan, which was initially approved on October 20, 2017 (ESP 3). On November 21, 2019, the PUCO issued a supplemental order modifying the ESP 3 Stipulation by, among other matters, removing the DMR, which reduced DPL’s annual revenues by $105.0 million beginning November 29, 2019. As a result, DP&L filed a Notice of Withdrawal of its ESP 3 Application and requested to revert to rates based on its ESP 1. On December 18, 2019, the PUCO approved DP&L’s Notice of Withdrawal and reversion to its ESP 1 rate plan. Among other items, the PUCO Order approving the ESP 1 rate plan includes:
Reinstating the non-bypassable RSC Rider, which provides annual revenues of approximately $79.0 million;
•Continuation of DP&L’s Transmission Cost Recovery Rider, Storm Rider and the bypassable standard offer energy rate for DP&L’s customers based on competitive bid auctions;
•A placeholder rider to recover grid modernization costs, called the Infrastructure Investment Rider; and
•A requirement to conduct both an ESP v. MRO Test and a prospective SEET no later than April 1, 2020.
Separate from the ESP process, DP&L filed a petition seeking recovery of ongoing OVEC costs through a Legacy Generation Rider and was granted approval effective January 1, 2020.
DP&L filed its ESP v. MRO Test to validate that the ESP is expected to be more favorable in the aggregate than what would be experienced under an MRO, and a prospective SEET, with the PUCO on April 1, 2020. DP&L is also subject to an annual retrospective SEET whereby it must demonstrate its return on equity is not significantly excessive.
On October 23, 2020, DP&L entered into a Stipulation and Recommendation (the Settlement) with the staff of the PUCO and various customers, and organizations representing customers of DP&L and certain other parties with respect to, among other matters, DP&L’s applications pending at the PUCO for (i) approval of DP&L’s plan to modernize its distribution grid (the Smart Grid Plan), (ii) findings that DP&L passed the SEET for 2018 and 2019, and (iii) findings that DP&L’s current ESP 1 satisfies the SEET and the more favorable in the aggregate (MFA) regulatory test. The settlement is subject to, and conditioned upon, approval by the PUCO. A hearing was conducted January 11 - 15, 2021 for consideration of this settlement. The settlement would provide, among other items, for the following:
•Approval of the Smart Grid Plan outlined in the Smart Grid Plan application filed by DP&L with the PUCO, as modified by the terms of the settlement, including, subject to offsetting operational benefits and certain other conditions, a return on and recovery of up to $249.0 million of Smart Grid Plan Phase 1 capital investments and recovery of operational and maintenance expenses through DP&L’s existing Infrastructure Investment Rider for a term of four years, under an aggregate cap of $267.6 million on the amount of such investments and expenses that is recoverable, and an acknowledgement that DP&L may file a subsequent application with the PUCO within three years seeking approvals for Phase 2 of the Smart Grid Plan;
•A commitment by DP&L to invest in a customer information system and supporting technologies during Phase 1 of the Smart Grid Plan, with DP&L recovering a return on and of prudently incurred capital investments and operational and maintenance expenses, including deferred operational and maintenance expense amounts, in a future rate case;
•A determination that DP&L’s ESP 1 satisfies the prospective SEET and the MFA regulatory test;
•A recommendation by parties to the settlement that the PUCO also finds that DP&L satisfies the retrospective SEET for 2018 and 2019;
•A commitment by DP&L to file an application with the PUCO no later than October 1, 2023 for a new electric security plan that does not seek to implement certain non-bypassable charges, including those related to provider of last resort risks, stability, or financial integrity; and
•DP&L shareholder funding, in an aggregate amount of approximately $30.0 million over four years, for certain economic development discounts, incentives, and grants to certain commercial and industrial customers, including hospitals and manufacturers, assistance for low-income customers as well as the residents and businesses of the City of Dayton, and promotion of solar and resiliency development within DP&L’s service territory.
Certain parties which intervened in the ESP proceedings have filed petitions for rehearing of the recent PUCO ESP orders; some of which seek to eliminate DP&L’s RSC from the ESP 1 rates that are currently in place and others seek to re-implement ESP 3, but without the DMR. We are unable to predict the outcomes of these petitions, but if these result in terms that are more adverse than DP&L's current ESP rate plan, it could have a material adverse effect on our results of operations, financial condition and cash flows. The parties signing the above-referenced Settlement have agreed to withdraw their respective petitions if the Settlement is approved by the PUCO without material modification.
Decoupling
On January 23, 2021 DP&L filed with the PUCO requesting approval to defer its decoupling costs consistent with the methodology approved in its Distribution Rate Case. If approved, deferral would be effective December 18, 2019 and going forward would reduce impacts of weather, energy efficiency programs and economic changes in customer demand.
COVID-19
In response to the PUCO’s COVID-19 emergency orders, DP&L filed an Application on March 23, 2020, requesting waivers of certain rule and tariff requirements and deferral of certain costs and revenues including those related to deposits and reconnection fees, late payment fees, credit card fees; and waived or uncollected amounts associated with putting customers on payment plans. On May 20, 2020, the PUCO approved the application and required DP&L to file a plan outlining the timing and steps it plans to take in an effort to return to normal operations. The authorized deferral of those certain costs and revenues must be offset by COVID-19 related savings. DP&L filed its plan on July 15, 2020 and was approved by the PUCO on August 12, 2020. As a result, DP&L has recorded a $1.2 million regulatory asset as of December 31, 2020. Recovery of these deferrals will be addressed in a future rate proceeding.
Distribution Rate Order
On September 26, 2018 the PUCO issued the DRO establishing new base distribution rates for DP&L, which became effective October 1, 2018. The DRO approved, without modification, a stipulation and recommendation previously filed by DP&L, along with various intervening parties and the PUCO staff. The DRO established a revenue requirement for DP&L's electric service base distribution rates of $248.0 million.
Distribution Rate Case
On November 30, 2020, DP&L filed a new distribution rate case with the PUCO. This rate case proposes a revenue increase of $120.8 million per year and incorporates the DIR investments that were planned and approved in the last rate case but not yet included in distribution rates, other distribution investments since September 2015 and investments necessitated by the tornados that occurred on Memorial Day in 2019. The rate case also includes a proposal for increased tree-trimming expenses and certain customer demand-side management programs and recovery of prior-approved regulatory assets for tree trimming, uncollectible expenses and rate case expense.
Regulatory Impact of Tax Reform
On January 10, 2018 the PUCO initiated a proceeding to consider the impacts of the TCJA to determine the appropriate course of action to pass benefits resulting from the legislation on to ratepayers. The PUCO also directed Ohio utilities to record deferred liabilities for the estimated reduction in federal income tax resulting from the TCJA beginning January 1, 2018. Under the terms of the stipulation in the distribution rate case mentioned above, DP&L filed an application at the PUCO to refund eligible excess accumulated deferred income taxes (ADIT) and any related regulatory liability over a 10-year period with a minimum reversal of $4.0 million per year over the first five years. Excess ADIT related to depreciation life and method differences will be returned to customers in accordance with federal tax law and related regulations. DP&L’s rates were set using the new tax rate as a result of the distribution rate case. Consistent with the DRO requirement, DP&L filed an application on March 1, 2019 and subsequently entered into a stipulation to resolve all remaining TCJA items related to its distribution rates. That stipulation was approved by the PUCO on September 26, 2019. In accordance with terms of that stipulation, DP&L will return a total of $65.1 million ($83.2 million when including taxes associated with the refunds). In connection with this stipulation, we reduced our long-term regulatory liability related to deferred income taxes by $23.4 million in 2019. See Note 8 – Income Taxes for additional information.
FERC Proceedings
On November 15, 2018 the FERC issued a Notice of Proposed Rulemaking (NOPR) to address amortization of excess accumulated deferred income taxes resulting from the TCJA and their impact on transmission rates. Such notice requires all public utility transmission providers with stated transmission rates under an Open Access Transmission Tariff (OATT) to determine the amount of excess deferred income taxes caused by the TCJA.
On March 3, 2020, DP&L filed an application before the FERC seeking to change its existing stated transmission rates to formula transmission rates that would be updated each calendar year. This filing was approved and made effective as of May 3, 2020, subject to possible refunds if the approved rates were modified. An uncontested settlement was filed December 10, 2020, which if approved, would be a reduction from the proposed rate which would require refunds for transmission services provided and billed after May 3, 2020. This settlement provides for an increase of approximately $7.0 million on an annualized basis from the rates in effect prior to the March 3, 2020 filing that was allowed to go into effect May 3, 2020. Among other things, the settlement establishes new depreciation rates for DP&L’s transmission assets and an authorized return on equity of 9.85%, which would rise to 9.99% if the FERC were to approve in a separate ongoing proceeding a return on equity “adder” to recognize DP&L’s continued membership in PJM. The settlement is pending FERC approval which is expected early in the first quarter of 2021. The NOPR, therefore, was addressed and resolved as part of this formula transmission rate proceeding .
PJM Transmission Enhancement Settlement
On May 31, 2018, the FERC issued an Order on Contested Settlement regarding the cost allocation method for existing and new transmission facilities contained in the PJM Interconnection’s OATT. The FERC order approved the settlement which reduces DP&L’s transmission costs through PJM beginning in August 2018, including credits to reimburse DP&L for amounts overcharged in prior years. DP&L estimates the prior overcharge by PJM to be $40.8 million, of which approximately $32.1 million has been repaid to DP&L through December 31, 2020 and $1.7 million is classified as current in "Accounts receivable, net" and $7.0 million is classified as non-current in "Other non-current assets" on the accompanying Consolidated Balance Sheet. All of the transmission charges and credits impacted by this FERC order are items that are included for full recovery in DP&L’s non-bypassable TCRR. Accordingly, DP&L has also established offsetting regulatory liabilities. While this development will have a temporary cash flow benefit to DP&L, there is no impact to operating income or net income as all credits will be passed to DP&L’s customers through the TCRR, which began in November 2018.
Regulatory Assets and Liabilities
In accordance with FASC 980, we have recognized total regulatory assets of $221.1 million and $193.5 million at December 31, 2020 and 2019, respectively, and total regulatory liabilities of $236.3 million and $271.5 million at December 31, 2020 and 2019, respectively. Regulatory assets and liabilities are classified as current or non-current based on the term in which recovery is expected. See Note 1 – Overview and Summary of Significant Accounting Policies for accounting policies regarding Regulatory Assets and Liabilities.
The following table presents DPL’s Regulatory assets and liabilities:

	Type of Recovery	Amortization Through	December 31,
$ in millions			2020	2019
Regulatory assets, current:
Undercollections to be collected through rate riders	A/B	2021	$26.8	$19.1
Rate case expenses being recovered in base rates	B	2021	0.7	0.6
Total regulatory assets, current			27.5	19.7

Regulatory assets, non-current:
Pension benefits	B	Ongoing	94.4	83.9
Unrecovered OVEC charges	C	Undetermined	28.9	29.1
Regulatory compliance costs	B	Undetermined	6.3	6.3
Smart grid and AMI costs	B	Undetermined	8.5	8.5
Unamortized loss on reacquired debt	B	Various	7.1	10.0
Deferred storm costs	A	Undetermined	11.5	5.1
Deferred vegetation management and other	A/B	Undetermined	15.7	12.7
Decoupling deferral	C	Undetermined	13.8	13.8
Uncollectible deferral	C	Undetermined	7.4	4.4
Total regulatory assets, non-current			193.6	173.8

Total regulatory assets			$221.1	$193.5

Regulatory liabilities, current:
Overcollection of costs to be refunded through rate riders	A/B	2021	$18.0	$27.9
Total regulatory liabilities, current			18.0	27.9

Regulatory liabilities, non-current:
Estimated costs of removal - regulated property		Not Applicable	138.8	143.6
Deferred income taxes payable through rates		Various	61.2	73.6
TCJA regulatory liability	B	Ongoing	7.2	12.9
PJM transmission enhancement settlement	A	2025	7.0	8.9
Postretirement benefits	B	Ongoing	4.1	4.6
Total regulatory liabilities, non-current			218.3	243.6

Total regulatory liabilities			$236.3	$271.5
A – Recovery of incurred costs plus rate of return.
B – Recovery of incurred costs without a rate of return.
C – Recovery not yet determined, but recovery is probable of occurring in future rate proceedings.

Current regulatory assets and liabilities primarily represent costs that are being recovered per specific rate order; recovery for the remaining costs is probable, but not certain. These costs include: (i) the Energy Efficiency Rider, (ii) the Alternative Energy Rider, (iii) the Legacy Generation Resource Rider, (iv) the Economic Development Rider and the (v) Transmission Cost Recovery Rider. Also included are the current portion of deferred fuel costs and rate case expense costs which do not earn a return and are described in greater detail below. Current regulatory liabilities include the overcollection of competitive bidding energy and auction costs and certain transmission related costs, including the current portion of the PJM transmission enhancement settlement and the TCJA regulatory liability (see above).
DP&L is earning a return on $16.3 million of this net current deferral including: (i) the Energy Efficiency Rider, (ii) the Alternative Energy Rider, (iii) the Legacy Generation Resource Rider, (iv) the Economic Development Rider and (v) the Transmission Cost Recovery Rider. These regulatory assets are partially offset by the overcollection of competitive bidding energy and auction costs.
Pension benefits represent the qualifying FASC 715 “Compensation - Retirement Benefits” costs of our regulated operations that for ratemaking purposes are deferred for future recovery. We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory asset represents the regulated portion that would otherwise be charged as a loss to OCI. As per PUCO and FERC precedents, these costs are probable of future rate recovery.
Unrecovered OVEC charges includes the portion of charges from OVEC that were not recoverable through DP&L’s Fuel Rider from October 2014 through October 2017. Additionally, it includes net OVEC costs from December 19, 2019 through December 31, 2019. DP&L expects to recover these costs through a future rate proceeding. Beginning on November 1, 2017, through December 18, 2019, current OVEC costs were being recovered through DP&L’s reconciliation rider which was authorized as part of the ESP 3. Beginning January 1, 2020, DP&L began recovering its current net OVEC costs through its Legacy Generation Rider, established pursuant to ORC 4928.148.
Regulatory compliance costs represent the long-term portion of the regulatory compliance costs which include the following costs: (i) Consumer Education Campaign, (ii) Retail Settlement System, (iii) Generation Separation, (iv) Bill Format Redesign, (v) Green Pricing Tariff and (vi) Supplier Consolidated Billing. All of these costs except for Generation Separation earn a return. These costs were being recovered over a three-year period that began November 1, 2017 through a rider approved in the ESP 3. That rider was eliminated with the approval of the ESP 1 rate plan, so the balance as of December 18, 2019 remains a regulatory asset for future recovery.
Rate case expenses represents costs associated with preparing distribution rate cases. DP&L was granted recovery of these costs for the 2015 case which do not earn a return, as part of the DRO. Recovery of costs for the 2020 case were included in the pending filing.
Smart Grid and AMI costs represent costs incurred as a result of studying and developing distribution system upgrades and implementation of AMI. In a PUCO order on January 5, 2011, the PUCO indicated that it expects DP&L to continue to monitor other utilities’ Smart Grid and AMI programs and to explore the potential benefits of investing in Smart Grid and AMI programs and that DP&L will, when appropriate, file new Smart Grid and/or AMI business cases in the future. These costs are included in the October 23, 2020 settlement described above.
Unamortized loss on reacquired debt represents losses on long-term debt reacquired or redeemed in prior periods that have been deferred. These deferred losses are being amortized over the lives of the original issues in accordance with the rules of the FERC and the PUCO.
Deferred storm costs represent the long-term portion of deferred costs for major storms which occurred during 2018, 2019 and 2020. DP&L plans to file petitions seeking recovery of each calendar year of storm costs in the following calendar year. DP&L plans to file petitions seeking recovery of cash calendar year's storm costs in the following calendar year. Recovery of these costs is probable, but not certain.
Vegetation management costs represents costs incurred from outside contractors for tree trimming and other vegetation management services. Calculation terms were agreed to in the stipulation approved in the DRO. The terms were an annual baseline of $10.7 million in 2018 and $15.7 million thereafter. Amounts over the baseline will be deferred subject to an annual deferral maximum of $4.6 million. Annual spending less than the vegetation management baseline amount will result in a reduction to the regulatory asset or creation of a regulatory liability. These costs are included in DP&L's pending distribution rate case application.
Decoupling deferral represents the change in the revenue requirement based on a per customer methodology in the stipulation approved in the DRO and includes deferrals through December 18, 2019. These costs were previously recovered through a Decoupling Rider; however, DP&L withdrew its application in the ESP 3 and in doing so, the PUCO ordered on December 18, 2019 in the ESP 1 order, that DP&L no longer has a Decoupling Rider. As described above, DP&L filed a petition seeking authority to record a regulatory asset to accrue revenues that would have otherwise been collected through the Decoupling Rider.
Uncollectible deferral represents deferred uncollectible expense associated with the nonpayment of electric service, less the revenues associated with the bypassable uncollectible portion of the standard offer rate. The DRO established that these costs would be recovered in a rider outside of base rates, thus no uncollectible expense is included in base rates. These costs are included in our pending distribution rate case.
Estimated costs of removal - regulated property reflect an estimate of amounts collected in customer rates for costs that are expected to be incurred in the future to remove existing transmission and distribution property from service when the property is retired.
Deferred income taxes payable through rates represent deferred income tax liabilities recognized from the normalization of flow-through items as the result of taxes previously charged to customers. A deferred income tax asset or liability is created from a difference in income recognition between tax laws and accounting methods. As a regulated utility, DP&L includes in ratemaking the impacts of current income taxes and changes in deferred income tax liabilities or assets. Accordingly, this liability reflects the estimated deferred taxes DP&L expects to return to customers in future periods.
TCJA regulatory liability represents the long-term portion of both protected and unprotected excess ADIT for both transmission and distribution portions, grossed up to reflect the revenue requirement. As a part of the DRO, DP&L agreed that savings from the TCJA attributable to distribution facilities, including the excess ADIT and the regulatory liability, constitute amounts that will be returned to customers. As a result of the TCJA and subsequent DRO, DP&L entered into a stipulation to resolve all remaining TCJA items related to its distribution rates, including a proposal to return no less than $4.0 million per year for the first five years unless fully returned in the first five years via a tax savings cost rider for the distribution portion of the balance. On September 26, 2019, an order approved the stipulation in its entirety.
PJM Transmission Enhancement Settlement liability represents the Transmission Enhancement Settlement charges for which DP&L is due a refund per FERC Order EL05-121-009 issued on May 31, 2018. The Order states that customers are due a refund for part of these charges which will be received starting August 2018 through 2025. Refunds received will be returned to customers via the transmission cost rider.
Postretirement benefits represent the qualifying FASC 715 “Compensation – Retirement Benefits” gains related to our regulated operations that, for ratemaking purposes, are probable of being reflected in future rates. We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory liability represents the regulated portion that would otherwise be reflected as a gain to OCI.